                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

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                  HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II

                                       and

                   HOUSEHOLD AFFINITY FUNDING CORPORATION III

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                         RECEIVABLES PURCHASE AGREEMENT

                          Dated as of February 18, 2003

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
ARTICLE I         DEFINITIONS ..........................................................................   1

     Section 1.01.    Definitions. .....................................................................   1

     Section 1.02.    Other Definitional Provisions. ...................................................   3

ARTICLE II    PURCHASE AND CONVEYANCE OF RECEIVABLES ...................................................   4

     Section 2.01.    Purchase. ........................................................................   4

     Section 2.02.    Addition of Aggregate Addition Accounts. .........................................   5

     Section 2.03.    Addition of Automatic Additional Accounts. .......................................   5

     Section 2.04.    Representations and Warranties. ..................................................   5

     Section 2.05.    Removal and Deletion of Accounts. ................................................   5

ARTICLE III       CONSIDERATION AND PAYMENT ............................................................   6

     Section 3.01.    Purchase Price. ..................................................................   6

     Section 3.02.    Adjustments to Purchase Price. ...................................................   6

     Section 3.03.    Use of Name, Logo and Marks. .....................................................   6

ARTICLE IV        REPRESENTATIONS AND WARRANTIES .......................................................   7

     Section 4.01.    HRAC II's Representations and Warranties Relating to HRAC II. ....................   7

     Section 4.02.    Representations and Warranties of HRAC II Relating to the Agreement and the
                       Receivables. ....................................................................   8

     Section 4.03.    Representations and Warranties of Funding. .......................................   9

ARTICLE V         COVENANTS ............................................................................  11

     Section 5.01.    HRAC II Covenants. ...............................................................  11

ARTICLE VI        REPURCHASE OBLIGATION ................................................................  13

     Section 6.01.    Reassignment of Ineligible Receivables. ..........................................  13

     Section 6.02.    Reassignment of Trust Portfolio. .................................................  13

ARTICLE VII       CONDITIONS PRECEDENT .................................................................  15

     Section 7.01.    Conditions to Funding's Obligations Regarding Additional Receivables. ............  15

     Section 7.02.    Conditions Precedent to HRAC II's Obligations. ...................................  15

ARTICLE VIII      TERM AND PURCHASE TERMINATION ........................................................  16

     Section 8.01.    Term. ............................................................................  16

     Section 8.02.    Purchase Termination. ............................................................  16

ARTICLE IX        SERVICING ............................................................................  17

     Section 9.01.    Transfer and Servicing Agreement Controls with respect to the Receivables. .......  17

ARTICLE X           MISCELLANEOUS PROVISIONS ..........................................................  18

     Section 10.01.   Amendment. ......................................................................  18

     Section 10.02.   GOVERNING LAW. ..................................................................  18

     Section 10.03.   Notices. ........................................................................  18

     Section 10.04.   Severability of Provisions. .....................................................  18

     Section 10.05.   Assignment. .....................................................................  18

     Section 10.06.   Acknowledgment and Agreement of HRAC II. ........................................  19

     Section 10.07.   Further Assurances. .............................................................  19

     Section 10.08.   No Waiver; Cumulative Remedies. .................................................  19

     Section 10.09.   Counterparts. ...................................................................  19

     Section 10.10.   Binding Effect; Third-Party Beneficiaries. ......................................  19

     Section 10.11.   Merger and Integration. .........................................................  19

     Section 10.12.   Headings. .......................................................................  19

     Section 10.13.   Schedules and Exhibits. .........................................................  20

     Section 10.14.   Survival of Representations and Warranties. .....................................  20

     Section 10.15.   Nonpetition Covenant ............................................................  20

Exhibit A    Form of Supplemental Conveyance

Schedule 1   List of Accounts

     RECEIVABLES PURCHASE AGREEMENT, dated as of February 18, 2003, by and between HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II, a Delaware corporation (together with its permitted successors and assigns, "HRAC II"), and HOUSEHOLD AFFINITY FUNDING CORPORATION III, a Delaware corporation (together with its permitted successors and assigns, "Funding").

                              W I T N E S S E T H:

     WHEREAS, HRAC II desires to sell and assign from time to time certain Receivables (hereinafter defined) to Funding, and Funding desires to purchase such Receivables;

     WHEREAS, it is contemplated that certain Receivables purchased hereunder will be transferred by Funding to the Note Trust (hereinafter defined) in connection with the issuance of certain Notes (hereinafter defined) pursuant to the Indenture (hereinafter defined); and

     WHEREAS, HRAC II agrees that all representations, covenants and agreements made by HRAC II with respect to the Accounts (hereinafter defined) shall also be for the benefit of the Owner Trustee (hereinafter defined), the Indenture Trustee (hereinafter defined) and all holders of the Notes.

     NOW, THEREFORE, it is hereby agreed by and between HRAC II and Funding as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01. Definitions. All capitalized terms used herein shall have the following meanings:

     "Account" shall mean (a) each Initial Account, (b) each Additional Account (but only from and after the Addition Date with respect thereto), (c) each Related Account, (d) any account originated as a replacement of an Account in connection with the upgrade of such Account to premium status (provided that such replacement account can be traced or identified by reference to, or by way of, the applicable computer file or microfiche list previously filed pursuant hereto), (e) each Transferred Account, and (f) each surviving account resulting from the combination, in accordance with the Credit Guidelines, of two or more of the Accounts; provided, however, that the term "Account" shall not include Deleted Accounts and any Account all of the Receivables in which are reassigned to HRAC II pursuant to Section 6.01 or Section 6.02.

     "Account Owner" shall mean the Bank, or any other entity which is the issuer of the revolving credit relating to an Account pursuant to a Credit Agreement and/or a seller of Receivables to Funding.

     "Addition Date" shall mean, with respect to any Additional Account, the date from and after which such Additional Account is included as an Additional Account pursuant to this Agreement and the related Supplemental Conveyance.

     "Addition Notice Date" shall have the meaning specified in Section 2.02(a) of this Agreement.

     "Additional Account" shall mean each Automatic Additional Account and each Aggregate Addition Account.

     "Additional Cut-Off Date" shall have the meaning specified in the applicable Supplemental Conveyance.

     "Adverse Effect" shall have the meaning specified in the Transfer and Servicing Agreement.

     "Aggregate Addition Account" shall mean each revolving credit account established pursuant to a Credit Agreement between the Account Owner and an Obligor, which account is owned by the Account Owner, is designated pursuant to
Section 2.02, and is identified in the computer file or microfiche list delivered pursuant to Section 2.01 and Section 2.04 of this Agreement.

     "Agreement" shall mean this Receivables Purchase Agreement and all amendments and supplements hereto.

     "Amortization Event" shall have the meaning specified in the Indenture.

     "Applicable Transferee" shall mean the Owner Trustee or the Indenture Trustee, as applicable.

     "Appointment Date" shall have the meaning specified in Section 8.02.

     "Automatic Additional Account" shall mean each revolving credit account established pursuant to a Credit Agreement between the Account Owner and an Obligor, which account is owned by the Account Owner, is designated pursuant to
Section 2.03, and is identified in the computer file or microfiche list delivered pursuant to Section 2.01 and Section 2.04 of this Agreement.

     "Bank" shall mean Household Bank (SB), National Association, a national bank or any successors or assigns of Household Bank (SB), National Association.

     "Bank Purchase Agreement" shall mean the Second Amended and Restated Receivables Purchase Agreement, dated as of July 1, 2002, between the Bank and HRAC II, and all amendments and supplements thereto.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or Las Vegas, Nevada, are authorized or obligated by law or executive order to be closed.

     "Closing Date" shall mean February 18, 2003.

     "Collections" shall mean all payments received (including Recoveries and Insurance/Debt Cancellation Proceeds) in respect of the Receivables, in the form of cash, checks, wire transfers, electronic transfers, ATM transfers or any other form of payment.

     "Conveyance" shall have the meaning specified in Section 2.01(a).

     "Conveyance Papers" shall have the meaning specified in Section 4.01(c).

     "Credit Adjustment" shall have the meaning specified in Section 3.02.

     "Credit Agreement" shall mean, with respect to a revolving credit account, the agreements between the Account Owner and the Obligor governing the terms and conditions of such account, as such agreements may be amended, modified or otherwise changed from time to time.

     "Credit Guidelines" shall mean the Bank's, Servicer's and/or any other Account Owner's policies and procedures, as amended from time to time, (a) relating to the operation of its revolving credit business, which are consistent with prudent practice, including the policies and procedures for determining the creditworthiness of credit card customers and the extension of credit to credit card customers, and (b) relating to the maintenance of revolving credit accounts and the collection of receivables created under revolving credit accounts.

     "Defaulted Receivable" shall mean a Principal Receivable which is charged off as uncollectible in accordance with the Credit Guidelines or the Servicer's customary and usual servicing procedures for servicing revolving credit accounts. A Principal Receivable shall become a Defaulted Receivable no later than the day on which such Principal Receivable is recorded as charged-off on the Servicer's computer file of revolving credit accounts.

     "Deleted Account" shall mean any Removed Account as to which there are no Receivables arising therein owned by Funding.

     "Dissolution Event" shall have the meaning specified in Section 8.02.

     "Distribution Date" shall have the meaning specified in the Indenture.

     "Event of Default" shall have the meaning specified in the Indenture.

     "Finance Charge and Administrative Receivables" shall mean Receivables created in respect of Periodic Rate Finance Charges, cash advance fees, late fees, overlimit fees, fees and charges relating to debt cancellation, debt waiver and other enhancement and insurance programs administered by the Account Owner, annual membership fees and all other incidental and miscellaneous fees and charges.

     "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "HRAC II" shall have the meaning specified in the recitals of this Agreement.

     "Indenture" shall mean the Master Indenture between the Note Trust and the Indenture Trustee, dated as of February 18, 2003, as supplemented by Indenture Supplements (as defined in the Indenture) applicable to any Series (as defined in the Indenture) that may be issued from time to time, and all other amendments and supplements thereto.

     "Indenture Trustee" shall mean The Bank of New York, a New York banking corporation, the institution executing the Indenture as, and acting in the capacity of, Indenture Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Indenture.

     "Initial Account" shall mean each revolving credit account established pursuant to a Credit Agreement between the Account Owner and an Obligor, which account is owned by the Account Owner, and is identified in the computer file or microfiche list delivered to Funding by HRAC II pursuant to Section 2.01 on or prior to the date that is five Business Days after the Closing Date.

     "Insurance/Debt Cancellation Proceeds" shall mean all Insurance/Debt Cancellation Proceeds as defined in the Bank Purchase Agreement (or, with respect to an Account Owner other than the Bank, in a similar agreement between such Account Owner and HRAC II) that are paid to HRAC II as provided in the Bank Purchase Agreement (or such similar agreement).

     "Interchange" shall mean interchange fees paid to HRAC II pursuant to the Bank Purchase Agreement (or, with respect to an Account Owner other than the Bank, pursuant to a similar agreement between such Account Owner and HRAC II).

     "Lien" shall mean any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that the term "Lien" shall not include any lien or other encumbrance for municipal or other local taxes if such taxes are not then due and payable or if the validity of such taxes is then being contested in good faith by appropriate proceedings and adequate reserves with respect to such taxes have been set aside on the appropriate books.

     "Monthly Period" shall mean the period from and including the first day of a calendar month to and including the last day of such calendar month.

     "Note" shall have the meaning specified in the Indenture.

     "Note Trust" shall mean the Household Affinity Credit Card Master Note Trust I, a Delaware statutory trust, acting by and through the Owner Trustee.

     "Note Trust Collection Account" shall mean the Collection Account as defined in the Indenture.

     "Note Trust Eligible Account" shall mean a revolving credit account owned by the Bank or any other Account Owner which, as of the Initial Cut-Off Date with respect to an Initial Account or as of the Additional Cut-Off Date with respect to an Additional Account, meets the requirements below: (i) (a) is a revolving credit account in existence and maintained by the Account Owner; (b) is payable in United States dollars; (c) has an Obligor who has provided, as his most recent billing address, an address located in the United States or its territories, possessions or military bases; provided, however, that such revolving credit account may have an Obligor who has provided, as his or her most recent billing address, an address outside of the United States if, on the Initial Cut-Off Date or the related Additional Cut-Off Date, as applicable, no more than 1% of the revolving credit accounts, calculated by number of accounts, sold to Funding and then outstanding have such an Obligor; (d) except as provided below, has an Obligor who has not been identified by either the Account Owner or HRAC II in its computer files as being currently involved in a voluntary or involuntary bankruptcy proceeding; (e) has not been identified by the Account Owner or HRAC II as an account with respect to which (i) the related card, if any, has been lost or stolen or (ii) the related account number has been stolen; (f) has not been sold or pledged by the Account Owner to any other Person; (g) does not have any Receivables which have been sold or pledged by the Account Owner or HRAC II to any other Person other than any Transferor pursuant to a Receivables Purchase Agreement; (h) except as provided below, does not have any Receivables that are Defaulted Receivables; (i) does not have any Receivables that have been identified by the Account Owner or HRAC II as having been incurred as a result of fraudulent use of any related credit card, if any, or related account number; and (j)(i) with respect to the Initial Accounts, is an account in existence and maintained by the Account Owner or HRAC II as of the Initial Cut-Off Date or (ii) with respect to Aggregate Addition Accounts, is an account in existence and maintained by the Account Owner or HRAC II as of the related Additional Cut-Off Date. Note Trust Eligible Accounts may include revolving credit accounts owned by an Account Owner, the Receivables in which have been charged off or an Obligor with respect to which is involved in a bankruptcy proceeding, in each case on the related Additional Cut-Off Date; provided that (i) such attributes are treated as a factor by HRAC II and Funding in calculating a Purchase Price determined to be the fair market value of the related Receivables and the related Purchased Assets, and (ii) charging privileges with respect to such revolving credit accounts have been canceled in accordance with the Credit Guidelines.

     "Note Trust Eligible Receivable" shall mean a Receivable:

     (a) which has arisen in a Note Trust Eligible Account;

     (b) which was created in compliance in all material respects with all Requirements of Law applicable to the Account Owner and pursuant to a Credit Agreement which complies in all material respects with all Requirements of Law applicable to the Account Owner;

     (c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Account Owner in connection with the creation of such Receivable or the execution, delivery and performance by the Account Owner of its obligations under the Credit Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect;

     (d) as to which, at the time of the sale of such Receivable to Funding, HRAC II has good and marketable title thereto and which itself is, and the related underlying receivable is, free and clear of all Liens;

     (e) which has been the subject of a valid sale and assignment from HRAC II to Funding of all of HRAC II's right, title and interest therein (including any proceeds thereof);

     (f) which is the legal, valid and binding payment obligation of the Obligor thereon enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

     (g) which, at the time of the sale of such Receivable to Funding, has not been waived or modified except as permitted in accordance with the Credit Guidelines and which waiver or modification is reflected in the Account Owner's and HRAC II's computer file of revolving credit accounts at the time of its sale to Funding;

     (h) which, at the time of the sale of such Receivable to Funding, is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general;

     (i) as to which, at the time of the sale of such Receivable to Funding, HRAC II has satisfied all of its obligations required to be satisfied by such time;

     (j) as to which, at the time of the sale of such Receivable to Funding, HRAC II has not taken any action which, or omitted to take any action the omission of which, would impair at the time of such sale the rights of Funding therein; and

     (k) which constitutes an "account" as defined in Article 9 of the UCC as then in effect in the State of New York and any state where the filing of a financing statement is required to perfect Funding's interest in the Receivables and the proceeds thereof.

     "Noteholder" shall have the meaning specified in the Indenture.

     "Obligor" shall mean, with respect to any Account, any Person obligated to make payments with respect to such Account, including any guarantor thereof but excluding any merchant.

     "Officer's Certificate" shall mean a certificate delivered and signed by the Controller, Treasurer or any Vice President or more senior officer of HRAC II or Funding, as applicable.

     "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, the institution executing the Trust Agreement as, and acting in the capacity of,

Owner Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Trust Agreement.

     "Periodic Rate Finance Charges" shall have the meaning specified in the Credit Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

     "Person" shall mean any person or entity, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

     "Principal Receivables" shall mean all Receivables other than Finance Charge and Administrative Receivables. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day.

     "Purchase Price" shall have the meaning specified in Section 3.01(a).

     "Purchase Price Payment Date" shall have the meaning specified in Section 3.01(a).

     "Purchased Assets" shall have the meaning specified in Section 2.01(a).

     "Rating Agency" shall mean the nationally-recognized statistical rating agency or agencies, if any, selected by Funding to rate any Notes.

     "Rating Agency Condition" shall have the meaning specified in the Indenture.

     "Receivables" shall mean all amounts payable by Obligors on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge and Administrative Receivables, but only to the extent that such amounts payable have been conveyed by the Bank to HRAC II pursuant to the Bank Purchase Agreement (or, with respect to an Account Owner other than the Bank, pursuant to a similar agreement between such Account Owner and HRAC II). If HRAC II sells only a fractional undivided interest in a receivable to Funding pursuant to the express terms of a Supplemental Conveyance, and unless the context otherwise requires (whether or not there is a specific reference to the underlying receivable), any reference in this Agreement or any Supplemental Conveyance to such Receivable and any Collections thereon shall refer to only the fractional undivided interest that is sold by HRAC II to Funding, which fractional interest may be less than a 100% undivided interest therein. Any reference in this Agreement to the "underlying receivable" with respect to a Receivable shall refer to the receivable in which such Receivable represents an undivided interest.

     "Recoveries" shall mean all Recoveries as defined in the Bank Purchase Agreement (or, with respect to an Account Owner other than the Bank, in a similar agreement between such Account Owner and HRAC II) that are paid to HRAC II as provided in the Bank Purchase Agreement (or such similar agreement).

     "Reinvestment Event" shall have the meaning specified in the Indenture.

     "Related Account" shall mean an Account with respect to which a new account number has been issued by the Account Owner under circumstances resulting from a lost or stolen credit card or account number and not requiring standard application and credit evaluation procedures under the Credit Guidelines.

     "Removed Account" shall mean any Account as to which HRAC II has received notice from the Servicer that such Account is a "Removed Account" as defined in the Transfer and Servicing Agreement.

     "Repurchase Price" shall have the meaning specified in Section 6.01(b).

     "Requirements of Law" shall mean any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.

     "Servicer" shall mean the entity acting as Servicer under the Transfer and Servicing Agreement.

     "Stop Date" shall have the meaning specified in Section 2.05(a).

     "Supplemental Conveyance" shall have the meaning specified in Section 2.01(a).

     "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement, dated as of February 18, 2003, among Household Finance Corporation, as Servicer, Funding, as Transferor, and the Note Trust, and all amendments and supplements thereto.

     "Transfer Date" shall have the meaning specified in the Indenture.

     "Transferred Account" shall mean an Account into which an Account shall be transferred pursuant to the Credit Guidelines; provided, however, that such Transferred Account can be traced or identified as an account into which an Account has been transferred.

     "Trust Agreement" shall mean the Trust Agreement relating to the Note Trust, dated as of February 14, 2003, between Funding, as Transferor, and Wilmington Trust Company, as Owner Trustee, and all amendments and supplements thereto.

     "UCC" shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

          Section 1.02. Other Definitional Provisions. (a)All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

          (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                               [END OF ARTICLE I]

                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

     Section 2.01. Purchase. (a) Subject to the terms of this Agreement, and by execution from time to time of certain assignments substantially in the form of Exhibit A hereto (each, a "Supplemental Conveyance") supplementing this Agreement, HRAC II hereby sells, transfers, assigns, sets over and otherwise conveys to Funding (collectively, the "Conveyance"), without recourse, all of its right, title and interest in, to and under the Receivables of the Accounts existing on the Closing Date with respect to Initial Accounts and the related Additional Cut-Off Date with respect to Additional Accounts and thereafter created from time to time until the termination of this Agreement pursuant to
Article VIII hereof, all Interchange, Insurance/Debt Cancellation Proceeds and Recoveries allocable to such Receivables, all monies due or to become due and all amounts received or receivable with respect thereto, all Collections with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof (the "Purchased Assets"). The Receivables existing in Accounts on the Closing Date with respect to Initial Accounts and the related Additional Cut-Off Date with respect to Additional Accounts and thereafter arising in such Accounts on or prior to such dates, and the related Purchased Assets, shall be sold by HRAC II and purchased by Funding on the Closing Date with respect to Initial Accounts and the related Addition Date with respect to Additional Accounts. Receivables arising after such dates in such Accounts and the related Purchased Assets shall be sold by HRAC II and purchased by Funding on the date such Receivables arise.

     (a) In connection with each Conveyance of Receivables arising under Accounts, HRAC II agrees (i) to record and file, at its own expense, any financing statements (and amendments with respect to such financing statements when applicable) with respect to such Receivables and the related Purchased Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Receivables and other Purchased Assets from HRAC II to Funding, and to deliver such documents to Funding as soon as practicable after the Closing Date, in the case of Receivables arising in the Initial Accounts, and as soon as practicable after the applicable Addition Date, in the case of Receivables arising in Additional Accounts, (ii) to cause such financing statements and amendments to name HRAC II, as seller, and Funding, as purchaser, of such Receivables and other Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or amendments or other evidence of such filings to Funding (and to one or more Applicable Transferees, if Funding so directs) as soon as is practicable after filing.

     (b) In connection with each Conveyance of Receivables arising under Accounts, HRAC II further agrees that it will, at its own expense, (i) on or prior to the Closing Date or the respective Addition Date, as applicable, indicate in its computer files and microfiche lists that Receivables created in connection with such Accounts and the related Purchased Assets have been sold to Funding in accordance with this Agreement and the Supplemental Conveyance by including in such computer files and microfiche lists Trust ID Code "761," and (ii) on or prior to the date that is five Business Days after the Closing Date or the respective Addition Date, as applicable, deliver to Funding (and to one or more Applicable Transferees, if Funding so directs) a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Closing Date or the Additional Cut-Off Date, as applicable, (A) its account number, (B) the aggregate amount outstanding in such Account and (C) the aggregate amount of Principal Receivables in such Account. Such computer files and microfiche lists, as supplemented from time to time to reflect Accounts and Deleted Accounts, shall be marked as Schedule 1 to this Agreement, shall be delivered to Funding (and to one or more Applicable Transferees, if so directed by Funding), shall be marked as proprietary and confidential, and are hereby incorporated into and made a part of this Agreement. HRAC II further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account is no longer an Account; provided that HRAC II may alter the code if it provides prior written notice of such alteration to Funding and files, or causes to be filed, any necessary financing statements or amendments thereto with respect to such alteration.

          (c) The parties hereto intend that the conveyance of HRAC II's right, title and interest in and to the Purchased Assets pursuant to this Agreement and any Supplemental Conveyance shall constitute an absolute sale, conveying good title free and clear of any Liens from HRAC II to Funding and that the Purchased Assets shall not be part of HRAC II's estate in the event of the insolvency of HRAC II or a bankruptcy or similar event with respect to HRAC II. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets pursuant to this Agreement and any Supplemental Conveyance shall constitute a purchase and sale of such Purchased Assets and not a loan or borrowing secured by such Purchased Assets, including for accounting purposes. In the event, however, that notwithstanding such intent it were determined that the transactions evidenced hereby constitute a loan or borrowing and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that HRAC II shall be deemed to have granted, and HRAC II does hereby grant, to Funding a first priority perfected security interest in all of HRAC II's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets.

          Section 2.02. Addition of Aggregate Addition Accounts. (a) If, from time to time, Funding becomes obligated to designate Aggregate Addition Accounts (as defined in the Transfer and Servicing Agreement) pursuant to Section 2.09(a) of the Transfer and Servicing Agreement, then Funding may, at its option, give HRAC II written notice thereof on or before the fifth Business Day (the "Addition Notice Date") prior to the Addition Date therefor, and HRAC II shall on or before the related Addition Date designate sufficient Note Trust Eligible Accounts to be included as Aggregate Addition Accounts so that, after the inclusion thereof, Funding will be in compliance with the requirements of said
Section 2.09(a). In addition, from time to time and subject to Funding's covenant in the Transfer and Servicing Agreement to comply with Sections 2.09(b) and (c) of the Transfer and Servicing Agreement, Note Trust Eligible Accounts may be designated to be included as Aggregate Addition Accounts upon the mutual agreement of HRAC II and Funding.

     (b) On the Addition Date with respect to any designation of Aggregate Addition

     Accounts, Funding shall purchase HRAC II's right, title and interest in, to and under the Receivables in such Aggregate Addition Accounts and the related Purchased Assets (and such Aggregate Addition Accounts shall become Accounts for purposes of this Agreement), subject to the satisfaction of the following conditions on such Addition Date:

     (i)   all Aggregate Addition Accounts shall be Note Trust Eligible
     Accounts;

     (ii) HRAC II shall have delivered to Funding copies of UCC financing statements covering such Aggregate Addition Accounts, if necessary to perfect Funding's interest in the Receivables arising therein;

     (iii) HRAC II shall have delivered to Funding (or deposited in the Note Trust Collection Account, if required under Section 2.09(c) of the Transfer and Servicing Agreement and so directed by Funding) all Collections with respect to such Aggregate Addition Accounts since the Additional Cut-Off Date;

     (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Dissolution Event with respect to HRAC II shall have occurred nor shall the sale of the Receivables arising in the Aggregate Addition Accounts to Funding have been made in contemplation of the occurrence thereof;

     (v) HRAC II shall have delivered to Funding an Officer's Certificate of HRAC II, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (iv) above; and

     (vi) HRAC II and Funding shall have entered into a duly executed, written Supplemental Conveyance.

           Section 2.03. Addition of Automatic Additional Accounts. (a) Upon the mutual agreement of HRAC II and Funding, and subject to Funding's covenant in the Transfer and Servicing Agreement to comply with Sections 2.09(d) and (e) of the Transfer and Servicing Agreement, HRAC II may designate Note Trust Eligible Accounts to be included as Automatic Additional Accounts. HRAC II shall cooperate with Funding to enable Funding to comply with the requirements of
Section 2.09 of the Transfer and Servicing Agreement and to enable Funding to perform with respect to the Receivables in the Automatic Additional Accounts all actions specified in Section 2.09(d) or (e) of the Transfer and Servicing Agreement.

     (b) On the Addition Date with respect to any designation of Automatic Additional Accounts, Funding shall purchase HRAC II's right, title and interest in, to and under the Receivables in such Automatic Additional Accounts and the related Purchased Assets (and such Automatic Additional Accounts shall become Accounts for purposes of this Agreement), subject to the satisfaction of the following conditions on such Addition Date:

     (i)   all Automatic Additional Accounts shall be Note Trust Eligible
Accounts;

     (ii) HRAC II shall have delivered to Funding copies of UCC financing statements covering such Automatic Additional Accounts, if necessary to perfect Funding's interest in the

Receivables arising therein;

     (iii) HRAC II shall have delivered to Funding (or deposited in the Note Trust Collection Account, if required under Section 2.09(e) of the Transfer and Servicing Agreement and so directed by Funding) all Collections with respect to such Automatic Additional Accounts since the Additional Cut-Off Date;

     (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Dissolution Event with respect to HRAC II shall have occurred nor shall the sale of the Receivables arising in the Automatic Additional Accounts to Funding have been made in contemplation of the occurrence thereof;

     (v) HRAC II shall have delivered to Funding an Officer's Certificate of HRAC II, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (iv) above; and

     (vi) HRAC II and Funding shall have entered into a duly executed, written Supplemental Conveyance.

           Section 2.04. Representations and Warranties. HRAC II hereby represents and warrants to Funding on the related Addition Date as to the matters set forth in Sections 2.02(b)(ii) and 2.03(b)(ii) above and that, in the case of Additional Accounts, the computer file or microfiche list delivered pursuant to Section 2.01(c) is, as of the applicable Additional Cut-Off Date, true and complete in all material respects

           Section 2.05. Removal and Deletion of Accounts. (a) If an Account becomes a Removed Account, then HRAC II shall stop selling to Funding Principal Receivables arising in such Removed Account effective on the Business Day (the "Stop Date") after the date such Account becomes a Removed Account. Notwithstanding the cessation of the sale to Funding of additional Principal Receivables arising in such Removed Account, Principal Receivables sold to Funding prior to the Stop Date, Collections in respect of such Principal Receivables, Finance Charge and Administrative Receivables whenever created that accrue in respect of such Principal Receivables, and Collections in respect of such Finance Charge and Administrative Receivables, shall continue to be property of Funding available for transfer by Funding to the Note Trust. To the extent that it is not clear to HRAC II whether collections relate to a Principal Receivable that was sold to Funding or to a principal receivable that HRAC II did not sell to Funding, HRAC II shall allocate payments on each such Removed Account with respect to the principal balance of such Removed Account first to the oldest principal balance of such Removed Account.

     (b) On and after the Stop Date for a Removed Account, HRAC II may mark its books and records to indicate that such Account is a Removed Account, but HRAC II shall not (i) alter the code referenced in clause (i) of Section 2.01(c) with respect to such Removed Account unless and until such Account becomes a Deleted Account, or (ii) delete such Removed Account from Schedule 1 hereto.

     (c) Once a Removed Account becomes a Deleted Account, HRAC II shall promptly delete such Deleted Account from Schedule 1 hereto and shall indicate in its computer files that such Deleted Account is no longer an Account.

                               [END OF ARTICLE II]

                                  ARTICLE III

                            CONSIDERATION AND PAYMENT

          Section 3.01. Purchase Price. (a) The "Purchase Price" for the Receivables in Accounts existing on the related Additional Cut-Off Date, and the related Purchased Assets, that are conveyed to Funding under this Agreement and the related Supplemental Conveyance shall be payable in cash on the Addition Date in an amount equal to the sum of (i) 100% of the aggregate balance of the Principal Receivables, and such of the Finance Charge and Administrative Receivables as constitute fees and charges relating to debt cancellation, debt waiver and other enhancement and insurance programs administered by the Account Owner, so conveyed, plus (ii) the present value of anticipated excess spread, including Interchange, computed by taking into account factors such as historical losses (and discounted to take into account any uncertainty as to future performance matching historical performance), servicing fees, delinquencies, payment rates and yield, such sum adjusted to reflect any other factors as HRAC II and Funding mutually may agree will result in a Purchase Price determined to be the fair market value of such Receivables and the related Purchased Assets. This computation of initial Purchase Price shall assume no reinvestment in new Receivables. The Purchase Price for the Receivables in Accounts which come into existence after the Closing Date or the related Additional Cut-Off Date, as applicable, and the related Purchased Assets, shall be payable on a date (the "Purchase Price Payment Date") mutually agreed to by HRAC II and Funding (but no later than the Distribution Date following the Monthly Period in which such Receivables and the related Purchased Assets are conveyed by HRAC II to Funding) in cash in an amount equal to the sum of (i) 100% of the aggregate balance of the Principal Receivables, and such of the Finance Charge and Administrative Receivables as constitute fees and charges relating to debt cancellation, debt waiver and other enhancement and insurance programs administered by the Account Owner, so conveyed, plus (ii) the present value of anticipated excess spread, including Interchange, computed by taking into account factors such as historical losses (and discounted to take into account any uncertainty as to future performance matching historical performance), servicing fees, delinquencies, payment rates and yield, such sum adjusted to reflect any other factors as HRAC II and Funding mutually may agree will result in a Purchase Price determined to be the fair market value of such Receivables and the related Purchased Assets.

          (b) Notwithstanding any other provision of this Agreement, HRAC II shall not be obligated to continue to sell Receivables or other Purchased Assets to Funding to the extent that HRAC II is not paid the Purchase Price therefor as provided herein.

          Section 3.02. Adjustments to Purchase Price. The Purchase Price shall be adjusted on each Purchase Price Payment Date (a "Credit Adjustment") with respect to any Receivable previously conveyed to Funding by HRAC II which has since been reversed by HRAC II or the Servicer because of a rebate, refund, unauthorized charge or billing error to an Obligor or because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, but in each case other than by reason of Servicer error. The amount of such adjustment shall equal (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price payable on such Purchase Price Payment Date computed in accordance with Section 3.01(a) divided by (ii) the amount of Principal Receivables, and such of the Finance Charge and Administrative Receivables as constitute fees and charges relating to debt cancellation, debt waiver and other insurance and enhancement programs administered by the Account Owner, paid for on such date pursuant to such Section. In the event that an adjustment pursuant to this Section 3.02 causes the Purchase Price to be a negative number, HRAC II agrees that, not later than 1:00 p.m. New York City time on such Purchase Price Payment Date, HRAC II shall pay or cause to be paid to Funding an amount equal to the amount by which the Credit Adjustment exceeds the unadjusted Purchase Price.

          Section 3.03. Use of Name, Logo and Marks. HRAC II does hereby grant to Funding a non-exclusive license to use the name "Household Receivables Acquisition Company II" and all related identifying trade or service marks, signs, symbols, logos, designs, servicing software, customer lists and other intangibles (including those of any Account Owner in which HRAC II has rights) in connection with the servicing of the Receivables purchased hereunder. The license granted shall be co-extensive with the term of the Agreement.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          Section 4.01. HRAC II's Representations and Warranties Relating to HRAC II. HRAC II hereby represents and warrants to, and agrees with, Funding on the date of this Agreement and each Addition Date, that:

          (a) Organization and Good Standing. HRAC II is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b) Due Qualification. HRAC II is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Agreement relating to an Account unenforceable or (ii) have a material adverse effect on this Agreement or the transactions contemplated hereby or on the ability of HRAC II to perform its obligations under this Agreement.

          (c) Due Authorization. The execution, delivery and performance by HRAC II of this Agreement and any other document or instrument delivered pursuant hereto to which HRAC II is a party (such other documents or instruments, collectively, the "Conveyance Papers"), and the consummation by HRAC II of the transactions provided for in this Agreement or any other Conveyance Papers, have been duly authorized by all necessary corporate action on the part of HRAC II, and this Agreement will remain from the time of its execution, an official record of HRAC II.

          (d) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by HRAC II, the performance by HRAC II of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment by HRAC II of the terms of this Agreement and the Conveyance Papers applicable to HRAC II will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which HRAC II is a party or by which it or any of its properties are bound.

          (e) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by HRAC II and the fulfillment by HRAC II of the terms contemplated herein and therein applicable to HRAC II will not conflict with or violate any Requirements of Law applicable to HRAC II.

          (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of HRAC II, threatened against HRAC II, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of HRAC II, would materially and adversely affect the performance by HRAC II of its obligations under this Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Note Trust under United States, New York, California, Nevada or Illinois income tax systems.

          (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRAC II in connection with the execution and delivery by HRAC II of this Agreement or the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by HRAC II have been duly obtained, effected or given and are in full force and effect.

     The representations and warranties set forth in this Section 4.01 shall survive the sale and assignment of the Purchased Assets to Funding. Upon discovery by HRAC II or Funding of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within five Business Days following such discovery.

          Section 4.02. Representations and Warranties of HRAC II Relating to the Agreement and the Receivables.

          (a) Representations and Warranties. HRAC II hereby represents and warrants to Funding, with respect to Additional Accounts, on the related Addition Date that:

          (i) this Agreement and, in the case of Additional Accounts, the related Supplemental Conveyance, each constitutes a legal, valid and binding obligation of HRAC II enforceable against HRAC II in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally, (B) the possible unavailability of remedies of specific performance and injunctive and other forms of equitable relief, and (C) equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

          (ii) as of the related Additional Cut-Off Date with respect to Additional Accounts, Schedule 1 to this Agreement, as supplemented to such date, is an accurate and complete listing in all material respects of all the Additional Accounts, and the information contained therein supplied by HRAC II with respect to the identity of such Additional Accounts and the Receivables existing thereunder is true and correct in all material respects;

          (iii) each Receivable sold to Funding has been sold free and clear of any Lien, and each related underlying receivable is then free and clear of all Liens;

          (iv) with respect to each Receivable, all consents, orders, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRAC II in connection with the conveyance of such Receivable to Funding have been duly obtained, effected or given and are in full force and effect;

          (v) each related Supplemental Conveyance constitutes a valid sale, transfer and assignment to Funding of all right, title and interest of HRAC II in the Receivables of the related Accounts and the proceeds thereof, and the Interchange, Insurance/Debt Cancellation Proceeds and Recoveries allocable to such Receivables;

          (vi) on the Additional Cut-Off Date, in the case of each related Additional Account, each such Account is a Note Trust Eligible Account;

          (vii) on the Additional Cut-Off Date, in the case of each related Additional Account, each Receivable contained in such Account on such date and sold to Funding by HRAC II is a Note Trust Eligible Receivable;

          (viii) on the date of the creation of any new Receivable sold to Funding by HRAC II, such Receivable is a Note Trust Eligible Receivable; and

          (ix) no selection procedures believed by HRAC II to be materially adverse to the interests of Funding, the Owner Trustee, the Indenture Trustee or the Note Trust have been used by HRAC II in selecting the Accounts from among any pool of accounts of a similar type available to HRAC II.

          (b) Notice of Breach. The representations and warranties set forth in this Section 4.02 shall survive the sale and assignment of the Purchased Assets to Funding. Upon discovery by either HRAC II or Funding of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within five Business Days following such discovery; provided that the failure to give notice within five Business Days does not preclude subsequent notice. HRAC II hereby acknowledges that Funding intends to rely on the representations hereunder in connection with representations made by Funding to secured parties, assignees or subsequent transferees, including but not limited to transfers made by Funding to the Note Trust pursuant to the Transfer and Servicing Agreement and by the Note Trust to the Indenture Trustee pursuant to the Indenture, and that the Owner Trustee and the Indenture Trustee may enforce such representations directly against HRAC II.

          Section 4.03. Representations and Warranties of Funding. On the date of this Agreement and each Addition Date, Funding hereby represents and warrants to, and agrees with, HRAC II that:

          (a) Organization and Good Standing. Funding is a corporation duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Conveyance Papers to which Funding is a party.

          (b) Due Authorization. The execution and delivery by Funding of this Agreement and the Conveyance Papers to which Funding is a party, and the consummation by

Funding of the transactions provided for in this Agreement and the Conveyance Papers to which Funding is a party, have been duly authorized by Funding by all necessary corporate action on the part of Funding.

          (c) No Conflict. The execution and delivery by Funding of this Agreement and the Conveyance Papers to which Funding is a party, the performance by Funding of the transactions contemplated by this Agreement and the Conveyance Papers to which Funding is a party, and the fulfillment by Funding of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Funding is a party or by which it or any of its properties are bound.

          (d) No Violation. The execution, delivery and performance by Funding of this Agreement and the Conveyance Papers to which Funding is a party and the fulfillment by Funding of the terms contemplated herein and therein applicable to Funding will not conflict with or violate any Requirements of Law applicable to Funding.

          (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Funding, threatened against Funding, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers to which Funding is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers to which Funding is a party, (iii) seeking any determination or ruling that, in the reasonable judgment of Funding, would materially and adversely affect the performance by Funding of its obligations under this Agreement or the Conveyance Papers to which Funding is a party or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers to which Funding is a party.

          (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Funding in connection with the execution and delivery by Funding of this Agreement and the Conveyance Papers to which Funding is a party and the performance by Funding of the transactions contemplated by this Agreement and the Conveyance Papers to which Funding is a party or the fulfillment by Funding of the terms of this Agreement and the Conveyance Papers to which Funding is a party have been duly obtained, effected or given and are in full force and effect.

     The representations and warranties set forth in this Section 4.03 shall survive the sale and assignment of the Purchased Assets to Funding. Upon discovery by HRAC II or Funding of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within five Business Days following such discovery.

                               [END OF ARTICLE IV]

                                    ARTICLE V

                                    COVENANTS

          Section 5.01. Covenants of HRAC II. HRAC II hereby covenants and agrees with Funding as follows:

          (a) Receivables Not To Be Evidenced by Instruments. HRAC II will take no action to cause any Receivable (or any underlying receivable) to be evidenced by any instrument or chattel paper (as defined in the UCC), except in connection with the enforcement or collection undertaken with regard to the related Account. In the event of a breach of this Section 5.01(a), such Receivable shall be reassigned to HRAC II in accordance with Section 6.01(b).

          (b) Security Interests. Except for the conveyances hereunder or as otherwise provided herein, HRAC II will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with Funding's ownership of, the Purchased Assets or grant, create, incur, assume or suffer to exist any Lien (arising through or under HRAC II) on any Purchased Asset or any underlying receivable, whether now existing or hereafter created, or any interest therein, and HRAC II shall not claim any ownership interest in any Purchased Asset and shall defend the right, title and interest of Funding in, to and under the Purchased Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under HRAC II.

          (c) Account Allocations. In the event that HRAC II is unable for any reason to sell Receivables to Funding in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8.02 or any Governmental Authority having regulatory authority over HRAC II or any court of competent jurisdiction ordering that HRAC II not sell any additional Principal Receivables to Funding), then, in any such event, HRAC II agrees (except as prohibited by any such order) to allocate and pay to Funding, after the date of such inability, all Collections with respect to Principal Receivables previously sold to Funding. To the extent that it is not clear to HRAC II whether collections relate to a Principal Receivable that was sold to Funding or to a principal receivable that HRAC II is unable to sell to Funding, HRAC II agrees that it shall allocate payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account. Notwithstanding any cessation of the sale to Funding of additional Principal Receivables, Principal Receivables sold to Funding prior to the occurrence of the event giving rise to such inability, Collections in respect of such Principal Receivables, Finance Charge and Administrative Receivables whenever created that accrue in respect of such Principal Receivables, and Collections in respect of such Finance Charge and Administrative Receivables, shall continue to be property of Funding available for transfer by Funding to the Note Trust.

          (d) Delivery of Collections. In the event that HRAC II receives Collections in respect of the Purchased Assets sold to Funding hereunder, HRAC II agrees to pay to Funding (or to the Servicer if Funding so directs) all such Collections as soon as practicable after receipt thereof.

          (e) Notice of Liens. HRAC II shall notify Funding promptly after becoming aware of any Lien on any Purchased Asset other than the conveyances hereunder

          (f) Enforcement of Agreements. HRAC II hereby covenants that HRAC II will at all times enforce the covenants and agreements of the Bank under the Bank Purchase Agreement (or, with respect to an Account Owner other than the Bank, in a similar agreement between such Account Owner and HRAC II), including those relating to periodic rate finance charges, credit agreements, and credit guidelines related to the Accounts.

          (g) Interchange. Not later than 1:00 p.m., New York City time, on each Distribution Date, HRAC II shall pay to or at the direction of Funding, in immediately available funds, the amount of Interchange allocable to the Receivables and received by HRAC II.

          (h) Documentation of Transfer. HRAC II shall undertake to file the documents which would be necessary to perfect and maintain the perfection of the sale of the Purchased Assets to Funding.

          (i) Approval of Office Records. HRAC II shall cause this Agreement and all Conveyance Papers to be duly approved by HRAC II's Board of Directors, and HRAC II shall maintain this Agreement and all Conveyance Papers as a part of the official records of HRAC II for the term of the Agreement.

          (j) Name and Type and Jurisdiction of Organization. HRAC II shall not change its name or its type or jurisdiction of organization without previously having delivered to Funding an opinion of counsel to the effect that all actions have been taken, and all filings have been made, as are necessary to continue and maintain the first-priority perfected ownership interest of Funding in the Purchased Assets.

                               [END OF ARTICLE V]

ARTICLE VI

                              REPURCHASE OBLIGATION

          Section 6.01. Reassignment of Ineligible Receivables.

          (a) In the event any representation or warranty under Section 4.02(a)
(ii), (iii), (iv), (vi), (vii) or (viii) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and as a result of such breach Funding is required to accept a reassignment of the Receivables previously sold by HRAC II to Funding pursuant to Section 2.05 of the Transfer and Servicing Agreement, HRAC II shall accept reassignment of such Receivables on the terms and conditions set forth in
Section 6.01(b).

          (b) (b) HRAC II shall accept reassignment of any Receivables described in Section 6.01(a), and any related Purchased Assets, from Funding on the date on which such Receivables and related Purchased Assets are reassigned to Funding, and shall pay for such reassigned Receivables and related Purchased Assets by paying to Funding in immediately available funds on the next Purchase Price Payment Date an amount equal to 100% of the aggregate balance of such reassigned Receivables as constitute Principal Receivables and Finance Charge and Administrative Receivables representing fees and charges relating to debt cancellation, debt waiver and other enhancement and insurance programs administered by the Account Owner, plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of the prior Monthly Period (the "Repurchase Price"). Upon reassignment of such Receivables and related Purchased Assets, Funding shall automatically and without further action sell, transfer, assign, set over and otherwise convey to HRAC II, without recourse, representation or warranty, all the right, title and interest of Funding in and to such Receivables and related Purchased Assets, and such reassigned Receivables and related Purchased Assets shall be treated by Funding as collected in full as of the date on which they are transferred. Funding shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by HRAC II to effect the conveyance of such Receivables and related Purchased Assets pursuant to this Section 6.01(b).

          Section 6.02. Reassignment of Other Receivables. (a) In the event any representation or warranty set forth in Section 4.01(a) or (c) or Section 4.02(a)(i) or (a)(v) is not true and correct in any material respect and as a result of such breach Funding is required to accept a reassignment of the Receivables previously sold by HRAC II to Funding pursuant to Section 2.06 of the Transfer and Servicing Agreement, HRAC II shall accept reassignment of such Receivables on the terms and conditions set forth in Section 6.02 (b).

          (b) HRAC II shall accept reassignment of any Receivables described in
Section 6.02(a), and any related Purchased Assets, from Funding on the date on which such Receivables and related Purchased Assets are reassigned to Funding, and shall pay for such reassigned Receivables and related Purchased Assets by paying to Funding in immediately available funds, not later than 1:00 p.m. New York City time, on the Transfer Date following the Monthly Period in which such reassignment obligation arises, an amount equal to the Repurchase Price. If

Funding so directs, HRAC II shall deposit such payment directly into the Note Trust Collection Account in accordance with the terms of the Transfer and Servicing Agreement and the Indenture. Upon reassignment of such Receivables and related Purchased Assets, Funding shall automatically and without further action sell, transfer, assign, set over and otherwise convey to HRAC II, without recourse, representation or warranty, all the right, title and interest of Funding in and to such Receivables and related Purchased Assets, and such reassigned Receivables and related Purchased Assets shall be treated by Funding as collected in full as of the date on which they are transferred. Funding shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by HRAC II to effect the conveyance of such Receivables and related Purchased Assets pursuant to this
Section 6.02(b).

                               [END OF ARTICLE VI]

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

          Section 7.01. Conditions to Funding's Obligations Regarding Receivables. The obligations of Funding to purchase any Receivables created on or after any Addition Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of HRAC II contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date (except that, to the extent any such representation or warranty expressly relates to an earlier date, such representation or warranty was true and correct on such earlier date);

          (b) All information (concerning any Account to which such Receivables relate) provided or to be provided to Funding shall be true and correct in all material respects;

          (c) HRAC II shall have indicated in its computer files and microfiche lists that such Receivables have been sold to Funding in accordance with this Agreement; and

          (d) HRAC II shall have recorded and filed, at its own expense, any financing statements with respect to such Receivables meeting the requirements of applicable state law in such jurisdictions as would be necessary to perfect the sale of such Receivables from HRAC II to Funding, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to Funding.

          Section 7.02. Conditions Precedent to HRAC II's Obligations. The obligations of HRAC II to sell, on any date, Receivables shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of Funding contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date (except that, to the extent any such representation or warranty expressly relates to an earlier date, such representation or warranty was true and correct on such earlier date);

          (b) Payment or provision for payment of the Purchase Price in accordance with Sections 3.01 and 3.02 hereof shall have been made; and

          (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to HRAC II, and HRAC II shall have received from Funding copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as HRAC II may reasonably have requested.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                          TERM AND PURCHASE TERMINATION

          Section 8.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue at least until the termination of the Note Trust as provided in Article VIII of the Trust Agreement. Thereafter this Agreement may be terminated by the mutual agreement of the parties hereto.

          Section 8.02. Purchase Termination. If (a) HRAC II shall file a petition or commence a proceeding (i) to take advantage of any bankruptcy, conservatorship, receivership, insolvency or similar laws or (ii) for the appointment of a trustee, conservator, receiver, liquidator or similar official for or relating to HRAC II or all or substantially all of its property, (b) HRAC II shall consent or fail to object to any such petition filed or proceeding commenced against or with respect to it or all or substantially all of its property, or any such petition or proceeding shall not have been dismissed or stayed within sixty (60) days of its filing or commencement, or a court, agency, or other supervisory authority with jurisdiction shall have decreed or ordered relief with respect to any such petition or proceeding, (c) HRAC II shall admit in writing its inability to pay its debts generally as they become due, (d) HRAC II shall make an assignment for the benefit of its creditors, (e) HRAC II shall voluntarily suspend payment of its obligations, or (f) HRAC II shall take any action in furtherance of any of the foregoing (any of the foregoing, a "Dissolution Event"), HRAC II shall, on the day of such Dissolution Event (the "Appointment Date"), immediately cease to sell additional Principal Receivables to Funding and shall promptly give notice to Funding and the Applicable Transferees of such Dissolution Event. Notwithstanding any cessation of the sale to Funding of additional Principal Receivables, Principal Receivables sold to Funding prior to such Appointment Date, Collections in respect of such Principal Receivables, Finance Charge and Administrative Receivables whenever created accrued in respect of such Principal Receivables, and Collections in respect of such Finance Charge and Administrative Receivables, shall continue to be property of Funding available for transfer by Funding to the Note Trust.

                              [END OF ARTICLE VIII]

                                   ARTICLE IX

                                    SERVICING

          Section 9.01. Transfer and Servicing Agreement Controls with respect to the Receivables. HRAC II acknowledges that the Receivables are to be deposited in the Note Trust pursuant to the Transfer and Servicing Agreement and are to be serviced by the Servicer. HRAC II agrees to cooperate fully with the Servicer and to permit the Servicer to take any and all actions necessary in connection with the Receivables.

                               [END OF ARTICLE IX]

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

          Section 10.01. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder and thereunder may not be changed orally, but only by an instrument in writing signed by Funding and HRAC II in accordance with this Section 10.01. This Agreement and any Conveyance Papers may be amended from time to time by Funding and HRAC II, provided that Funding provides to HRAC II (a) an Officer's Certificate of Funding to the effect that Funding reasonably believes that such amendment will not have an Adverse Effect, and (b) an opinion of counsel addressed and delivered to HRAC II, dated the date of such amendment, to the effect that the conditions precedent to any such amendment have been satisfied.

          Section 10.02. GOVERNING LAW. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of HRAC II, Household Receivables Acquisition Company II, 1111 Town Center Drive, Las Vegas, Nevada 89144, Attention: Manager-Compliance (facsimile no. (702) 243-1214); (b) in the case of Funding, Household Affinity Funding Corporation III, 1111 Town Center Drive, Las Vegas, Nevada 89144,
Attention: Manager-Compliance (facsimile no. (702) 243-1214); (c) in the case of the Owner Trustee, Wilmington Trust Company, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; (d) in the case of the Indenture Trustee, The Bank of New York, as Indenture Trustee, 101 Barclay Street, Floor 8 West, New York, New York 10286; or (e) as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          Section 10.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

          Section 10.05. Assignment. Notwithstanding anything to the contrary contained herein, other than Funding's assignment of its right, title and interest in, to and under this Agreement to the Note Trust (and the subsequent assignment pursuant to the Indenture), this Agreement may not be assigned by the parties hereto, except for an assignment by a party hereto of its right, title and interest in, to and under this Agreement to (i) a successor by merger assuming this Agreement, (ii) any affiliate of Household International, Inc. (or any successor to

Household International, Inc.) which assumes the obligations of this Agreement or (iii) any entity provided that the Rating Agency Condition has been satisfied.

          Section 10.06. Acknowledgment and Agreement of HRAC II. By execution below, HRAC II expressly acknowledges and agrees that all of Funding's right, title and interest in, to and under this Agreement, including, without limitation, all of Funding's right, title and interest in and to the Receivables, shall be assigned by Funding to the Note Trust pursuant to the Transfer and Servicing Agreement and by the Note Trust to the Indenture Trustee pursuant to the Indenture. HRAC II hereby expressly consents to such assignments. Additionally, HRAC II agrees to pay, or cause to be paid, directly to the Indenture Trustee any amounts payable by HRAC II to Funding hereunder which are identified to HRAC II as required to be paid by Funding to the Note Trust and by the Note Trust to the Indenture Trustee. Any payment required to be made on or before a specified date in same-day funds may be made on the prior Business Day in next- day funds.

          Section 10.07. Further Assurances. HRAC II and Funding agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party, the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any financing statements or amendments thereto or equivalent documents relating to the Purchased Assets for filing under the provisions of the UCC or other law of any applicable jurisdiction.

          Section 10.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of HRAC II or Funding, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Subject to Section 10.06, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 10.09. Counterparts. This Agreement and the Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 10.10. Binding Effect; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Applicable Transferees shall be considered third-party beneficiaries of this Agreement.

          Section 10.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

          Section 10.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 10.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

          Section 10.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance, shall remain operative and in full force and effect and shall survive the conveyance of any Purchased Assets by Funding to the Note Trust pursuant to the Transfer and Servicing Agreement and by the Note Trust to the Indenture Trustee pursuant to the Indenture.

          Section 10.15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, HRAC II shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause Funding or the Note Trust to petition or invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against Funding or the Note Trust under any bankruptcy, insolvency or similar law or appointing a trustee, receiver, conservator, liquidator, assignee, custodian, sequestrator or other similar official of Funding or the Note Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Funding or the Note Trust.

                               [END OF ARTICLE X]

     IN WITNESS WHEREOF, HRAC II and Funding have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     HOUSEHOLD RECEIVABLES
                                      ACQUISITION COMPANY II

                                     By: /s/ P. L. Krupowicz
                                        ------------------------------
                                         Name:  P. L. Krupowicz
                                         Title: Vice President and Assistant
                                                Treasurer

                                     HOUSEHOLD AFFINITY FUNDING
                                      CORPORATION III


                                     By: /s/ S. H. Smith
                                        ------------------------------
                                         Name:  S. H. Smith
                                         Title: Vice President and Assistant
                                                Treasurer

                                                                       EXHIBIT A

                        FORM OF SUPPLEMENTAL CONVEYANCE

                (As required by Section 2.02 and Section 2.03 of
                       the Receivables Purchase Agreement)

     SUPPLEMENTAL CONVEYANCE No. , dated as of , by and between HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II, as Seller (together with its permitted successors and assigns, "HRAC II"), and HOUSEHOLD AFFINITY FUNDING CORPORATION III (together with its permitted successors and assigns, "Funding"), pursuant to the Receivables Purchase Agreement referred to below.

                              W I T N E S S E T H :

     WHEREAS, HRAC II and Funding are parties to the Receivables Purchase Agreement, dated as of February 18, 2003 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Purchase Agreement");

     WHEREAS, pursuant to the Receivables Purchase Agreement, HRAC II wishes to designate Additional Accounts and to sell the Receivables of such Additional Accounts, whether existing on the Additional Cut-Off Date or thereafter created, to Funding pursuant to the Receivables Purchase Agreement; and

     WHEREAS, Funding is willing to accept such designation and conveyance subject to the terms and conditions hereof.

     NOW THEREFORE, HRAC II and Funding hereby agree as follows:

     1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined herein.

     "Addition Date" shall mean, with respect to the Additional
Accounts,____________ ,.

     "Additional Accounts" shall have the meaning specified in Section 2.

     "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts [the close of business on], __________________.

     "Additional Purchased Assets" shall have the meaning specified in Section 3(a)

     2. Designation of Additional Accounts. Within five Business Days of the Addition Date, HRAC II shall deliver a computer file or microfiche list containing a true and complete schedule identifying all Additional Accounts designated hereby (the "Additional Accounts") and specifying for each such Additional Account, as of the Additional Cut-Off Date, (a) its account number, (b) the aggregate amount outstanding in such Additional Account and (c) the aggregate amount of Principal Receivables in such Additional Account. On the date of this Supplemental Conveyance, such computer file or microfiche list shall be incorporated into and made part of this Supplemental Conveyance and the Receivables Purchase Agreement and is marked as Schedule 1 to this Supplemental Conveyance and shall supplement Schedule 1 of the Receivables Purchase Agreement.

     3. Conveyance of Receivables.

          (a) HRAC II does hereby sell, transfer, assign, set over and otherwise convey to Funding, without recourse, all of its right, title and interest in, to and under the Receivables of the Additional Accounts existing on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Receivables Purchase Agreement pursuant to Article VIII thereof, all Interchange, Insurance/Debt Cancellation Proceeds and Recoveries allocable to such Receivables, all monies due or to become due and all amounts received or receivable with respect thereto, all Collections with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof (the "Additional Purchased Assets").

          (b) In connection with such sale and if necessary, HRAC II agrees to record and file, at its own expense, one or more financing statements (and amendments with respect to such financing statements when applicable) with respect to the Additional Purchased Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of the Additional Purchased Assets to Funding, and to deliver a file-stamped copy of such financing statements or amendments or other evidence of such filing to Funding.

          (c) In connection with such sale, HRAC II further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files and microfiche lists that all Receivables created in connection with the Additional Accounts and the related Additional Purchased Assets have been sold to Funding pursuant to this Supplemental Conveyance by including in such computer files and microfiche lists the Trust ID Code "761."

          (d) The parties hereto intend that the conveyance of the Additional Purchased Assets described in Section 3(a) constitute an absolute sale consistent with the intent expressed in Section 2.01(d) of the Receivables Purchase Agreement. It is the intention of the parties hereto that the arrangements with respect to the Additional Purchased Assets shall constitute a purchase and sale of such Additional Purchased Assets and not a loan, including for accounting purposes. In the event, however, that notwithstanding such intent it were determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Supplemental Conveyance shall constitute a security agreement under applicable law, and that HRAC II shall be deemed to have granted, and HRAC II does hereby grant, to Funding a first priority perfected security interest in all of HRAC II's right, title and interest, whether now owned or hereafter acquired, in, to and under the Additional Purchased Assets to secure the obligations of HRAC II hereunder and under the Receivables Purchase Agreement.

     4. Acceptance by Funding. Subject to the satisfaction of the conditions set forth in Section 6 of this Supplemental Conveyance, Funding hereby acknowledges its acceptance of the Additional Purchased Assets, now existing and hereafter created, conveyed to Funding pursuant to Section 3 of this Supplemental Conveyance. Funding further agrees to enforce HRAC II's covenant to deliver to Funding (and to the Applicable Transferees if Funding has so directed) the computer file or microfiche list described in Section 2 of this Supplemental Conveyance within five Business Days of the Addition Date.

     5. Representations and Warranties of HRAC II. HRAC II hereby represents and warrants to Funding on the date of this Supplemental Conveyance and on the Addition Date that:

          (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of HRAC II enforceable against HRAC II in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally, (ii) the possible unavailability of remedies of specific performance and injunctive and other forms of equitable relief and (iii) equitable defenses and the discretion of the court before which any proceeding therefor may be brought;

          (b) Selection Procedures. No selection procedures believed by HRAC II to be materially adverse to the interests of Funding, the Owner Trustee, the Indenture Trustee or the Note Trust have been used by HRAC II in selecting the Additional Accounts from among any pool of accounts of a similar type available to HRAC II;

          (c) Insolvency. HRAC II is not insolvent and, after giving effect to the conveyance set forth in Section 3 of this Supplemental Conveyance, will not be insolvent;

          (d) Sale of Receivables. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to Funding of all right, title and interest of HRAC II in the Receivables of the Additional Accounts and the proceeds thereof, and the Interchange, Insurance/Debt Cancellation Proceeds and Recoveries allocable to such Receivables;

          (e) No Conflict. The execution and delivery of this Supplemental Conveyance by HRAC II, the performance by HRAC II of the transactions contemplated by this Supplemental Conveyance, and the fulfillment by HRAC II of the terms of this Supplemental Conveyance applicable to HRAC II will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which HRAC II is a party or by which it or any of its properties are bound;

          (f) No Violation. The execution, delivery and performance of this Supplemental Conveyance by HRAC II and the fulfillment by HRAC II of the terms contemplated herein applicable to HRAC II will not conflict with or violate any Requirements of Law applicable to HRAC II;

          (g) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of HRAC II, threatened against HRAC II before any Governmental Authority (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of HRAC II, would materially and adversely affect the performance by HRAC II of its obligations under this Supplemental Conveyance, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance or (v) seeking to affect adversely the income tax attributes of the Note Trust under United States, New York, California, Nevada or Illinois income tax systems;

          (h) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRAC II in connection with the execution and delivery by HRAC II of this Supplemental Conveyance and the performance of the transactions contemplated by this Supplemental Conveyance by HRAC II have been duly obtained, effected or given and are in full force and effect;

          (i) No Liens. Each Receivable sold to Funding has been sold free and clear of any Lien, and each related underlying receivable is then free and clear of all Liens;

          (j) Eligibility of Additional Accounts. On the Additional Cut-Off Date, each Additional Account is a Note Trust Eligible Account; and

          (k) Eligibility of Receivables. On the Additional Cut-Off Date, each Receivable contained in an Additional Account on such date and sold to Funding by HRAC II is a Note Trust Eligible Receivable.

     6. Conditions Precedent. The acceptance of Funding set forth in Section 4 of this Supplemental Conveyance is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and warranties made by HRAC II in Section 5 of this Supplemental Conveyance shall be true and correct on the date of this Supplemental Conveyance and on the Addition Date.

          (b) Officer's Certificate. HRAC II shall have delivered to Funding an Officer's Certificate of HRAC II confirming that (i) no selection procedures believed by HRAC II to be materially adverse to the interests of Funding, the Owner Trustee, the Indenture Trustee or the Note Trust have been used by HRAC II in selecting the Additional Accounts from among any pool of accounts of a similar type available to HRAC II; and (ii) the list of Additional Accounts, as of the Additional Cut-Off Date, is a true and complete schedule identifying all such Additional Accounts and specifies for each such Additional Account, as of the Additional Cut-Off Date, (x) its account number,

     (y) the aggregate amount outstanding in such Additional Account and (z) the aggregate amount of Principal Receivables in such Additional Account.

          (c) Additional Information. HRAC II shall have delivered to Funding such information as was reasonably requested by Funding to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5(d) of this Supplemental Conveyance.

     7. Ratification of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby ratified, and all references to the "Receivables Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be as supplemented by this Supplemental Conveyance. Except as expressly amended and supplemented hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement.

     8. Counterparts. This Supplemental Conveyance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     9. Governing Law. THIS SUPPLEMENTAL CONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                                 HOUSEHOLD RECEIVABLES
                                  ACQUISITION COMPANY II


                                 By: ________________________
                                     Name:
                                     Title:

                                 HOUSEHOLD AFFINITY FUNDING
                                  CORPORATION III


                                 By: ________________________
                                     Name:
                                     Title:

                                                                   Schedule 1 to
                                                                    Supplemental
                                                                      Conveyance

                               Additional Accounts

     Computer Files Containing Account Information Delivered to Funding are Incorporated by Reference

                                                                      Schedule 1

                                LIST OF ACCOUNTS

     COMPUTER FILES CONTAINING ACCOUNT INFORMATION DELIVERED TO FUNDING ARE INCORPORATED BY REFERENCE